UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

CURRENT REPORT

PURSUANT TO SECTION 14(C)
OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: March 14, 2011

SECTOR 10, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation or organization)

000-24370	33-0565710
(SEC File Number)	(IRS Employer Identification Number)

3500 Island Blvd.
Suite 105
Aventura FL 33160
(Address of principal executive offices)

(206) 853-4866
(Registrant's telephone number, including area code)

Copies to:
The Law Offices of Elizabeth Pignatello, PLLC
Elizabeth Pignatello, Esq.
8654 Gateshead Rd.
Alexandria VA 22309
T: (703) 360-2882
F: (703) 997-2592
ep@pignatellolaw.com

Check the appropriate box:

☐	☑	Preliminary Information Statement
☐		Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2)
☐		Definitive Information Statement

Payment of Filing Fee (Check the appropriate box):

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	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount of which the filing fee is calculated and state how it was determined): 0
	4)	Proposed maximum aggregate value of transaction: 0
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:
	2)	Form, Schedule or Registration No.:
	3)	Filing Party:
	4)	Date Filed

WEARE NOT ASKING YOU FOR A PROXY
 AND YOU ARE REQUESTED NOT TO SEND US A PROXY

SECTOR 10, Inc.
3500 Island Blvd.
Suite 105
Aventura, FL 33160

NOTICE OF ACTION BY WRITTEN CONSENT OF A
MAJORITY OF THE OUTSTANDING VOTING SECURITIES
TAKEN AS OF March 3, 2011

To the Stockholders of SECTOR 10, INC.

SECTOR 10, Inc., a Delaware corporation (the “Company”), hereby notifies its stockholders of record that the majority of shareholders voted unanimously at a Special Meeting of the Shareholders on March 3, 2011 at the Company’s offices, to vote on the following proposal:

•	To amend the Company’s Certificate of Incorporation to change the name of the Company from Sector 10, Inc. to First Diversified Equities, Inc.; and
•	To amend the Company’s Certificate of Incorporation to allow a reverse stock split of the common stock of the Company, par value $0.001, at the ratio of 26 old shares to one new share.

The foregoing actions are expected to take affect at least 21 days after the filing of a Definitive Information Statement, scheduled for March 24, 2011 at the earliest, which is April 14, 2011(the “Effective Date”). You have the right to receive this notice if you were a stockholder of record at the close of business on February 1, 2011 (the "Record Date").

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

No action is required by you. The accompanying Information Statement is furnished only to inform our stockholders of the action described above before it takes effect in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended.

/s/
Aventura, FL March 14, 2011	Charles Camorata President, CEO and Member of the Board

PRELIMINARY INFORMATION STATEMENT

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934 AND
REGULATION 14C THEREUNDER

SECTOR 10, INC.
3500 ISLAND BLVD.
SUITE 105
AVENTURA, FL 33160

We are furnishing this Information Statement to the stockholders of Sector 10 Inc., a Delaware corporation (“Sector 10” or the “Company”), to provide a description of actions taken by a vote of the holders of a majority of the outstanding shares of the Company’s voting securities that were entitled to vote on such actions. As of the date of this Information Statement, there were 159,869,115 shares of common stock issued and outstanding; there were 155,662,448 shares of common stock issued and outstanding as of the Record Date. No preferred stock is issued and outstanding at this time.  Each share of common stock is entitled to one vote. The persons owning a majority of the voting power of Sector 10, Inc. have adopted resolutions to effect the above-listed actions.

This Information Statement is being furnished to all holders of the Company’s common stock.

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

A Definitive Information Statement of same shall be mailed on or about March 24, 2011 to stockholders of record as of February 1, 2011 (the “Record Date”).  The Information Statement is being delivered only to inform you of the corporate action described herein before it takes effect, in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

This information statement is circulated to advise the stockholders of actions to be taken without a further meeting upon the written consent of the holders of a majority of the outstanding shares of the voting capital stock of the Company. Management is not soliciting proxies because a sufficient number of shares have provided written consent to the actions.  The Information Statement is being delivered only to inform you of the corporate actions described herein before they take effect, in accordance with Rule 14c-2 promulgated under the Exchange Act.

We have asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the common stock held of record as of the Record Date by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

NO VOTE OR OTHER CONSENT OF OUR STOCKHOLDERS IS SOLICITED IN CONNECTION WITH THIS INFORMATION STATEMENT.
WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

The matters upon which action is being taken are:

•	To amend the Company’s Certificate of Incorporation to change the name of the Company from Sector 10, Inc. to First Diversified Equities, Inc.; and
•	To amend the Company’s Certificate of Incorporation to allow a reverse stock split of the common stock of the Company, par value $0. 001, at the ratio of 26 old shares to one new share.

Pursuant to a unanimous board resolution based upon the majority vote of the shareholders from the Special Meeting of the Shareholders dated March 3, 2011, Karen Aalders, the Secretary, Treasurer and Board Member, and shareholders, Jeffrey Martin, Christian Tedrow and Justin Martin, along with the shareholders listed below, who voted by proxy, approved the proposals in this Information Statement.  Mr. Camorata, the President, Chief Executive Officer and Board Member, was also in attendance at the Special Shareholders Meeting, but did not vote.

The total number of shares represented by the voting shareholders in attendance and by proxy is 90,000,000.  Ms. Aalders owns an aggregate of 2,000,000 shares of common stock; Jeffrey Martin owns or controls an aggregate of 15,000,000 shares of common stock and voted in his capacity as President of Forbes Investment Limited, JT Investments and AmPac Investments Inc. and also in his capacity as Custodian for Laurin Martin, UTMA and Jeffrey Martin, UTMA (as itemized below); Christian Tedrow owns an aggregate of 3,000,000 shares of common stock; and Justin Martin owns an aggregate of 3,000,000 shares of common stock.

List of shareholders who voted by proxy:

Name and Address of Shareholder	Number of Shares

Sector 10 Holdings, Inc.	30,000,000
14553 South 790 West Bluffdale, UT 84605

Sterling LLC	5,000,000
1001 Bonita Dr. Winter Park, FL 32789

Pharma Corporate Strategies LLC	5,000,000
2350 Temple Dr. Winter Park, FL 32789

Solar Corporate Strategies LLC	5,000,000
2350 Temple Dr. Winter Park, FL 32789

Hart Capital Management LLC	2,000,000
200 S. Knowles Ave. Winter Park, FL 32789

Oxford Street Partners, Ltd	5,000,000
1001 Bonita Dr. Winter Park, FL 32789

Tyler Tedrow	2,000,000
2350 Temple Dr. Winter Park, FL 32789

Tara Tedrow	2,000,000
1001 Bonita Dr. Winter Park, FL 32789

Travis Tedrow	1,000,000
14519 Oak Bend Dr. Houston, TX 77079

Forbes Investments Limited	4,000,000
Suite 4703, Central Plaza
18 Harbour Rd.
Wanchai, Hong Kong
Voted by President, Jeffrey Martin

JT Investments	4,000,000
18 Harbour Rd.
Suite 4703, Central Plaza
Wanchai, Hong Kong
Voted by President, Jeffrey Martin

AmPac Investments Inc.	4,000,000
Orlando, FL 32817
11637 Orpington St.
Voted by President, Jeffrey Martin

Sherrie Martin	5,000,000
14014 Yellowwood Circle
Orlando, FL 32828

Laurin Martin and Jeffrey Martin UTMA/FL	3,000,000
Jeffrey Martin, Custodian
11637 Orpington St.
Orlando, FL 32817
Voted by Custodian Jeffrey Martin

Kristin Martin	3,000,000
294 East Nechatel Dr
Draper, UT 84020

Sharron Martin	2,000,000
294 East Nechatel Dr.
Draper, UT 84020

These shares taken together, represent 90,000,000 shares of Common Stock, approximately 57.8% of the issued and outstanding voting securities as of the record date.

The Board of Directors decided to amend the Company’s Certificate of Incorporation to change the name of the Company from Sector 10, Inc. to First Diversified Equities, Inc.; and to amend the Company’s Certificate of Incorporation to allow a reverse stock split of the common stock of the Company, par value $0. 001 the ratio of 26 old shares to one new share.  Both amendments were approved by a majority shareholder vote at the Special Shareholders Meeting on March 3, 2011 as itemized above.

The approval by the stockholders will not become effective until 21 days from the date of mailing of this Information Statement to our stockholders. Stockholders holding a majority of the voting securities have not consented to or considered any other corporate action except as described herein.

If the proposed actions were not adopted by majority shareholder consent, it would have been necessary for these actions to be by the Company’s stockholders at an Annual Stockholder’s Meeting for the specific purpose of approving the actions.

Because stockholders holding at least a majority of the voting rights of our outstanding voting securities on the Record Date have voted in favor of the foregoing proposal, and have sufficient voting power to approve such proposal through their ownership of voting securities, no other stockholder consents will be solicited in connection with the transactions described in this Information Statement. Pursuant to Rule 14c-2 under the Exchange Act, the proposal will not become effective until a date at least 21 calendar days after the date on which this Information Statement is first mailed to the stockholders. We anticipate that the actions contemplated herein will be effected on or about the close of business on April 14, 2011 (the “Effective Date”).

There were 155,662,448 shares of common stock issued and outstanding at the close of business on the Record Date.  Each stockholder is entitled to one vote per share for every share of common stock  held by such person. The persons owning a majority of the voting power of Sector 10, Inc. have adopted resolutions to effect the above-listed actions.

Dissenter's Rights of Appraisal

Shareholders are not entitled to dissenter’s rights or appraisal rights with respect to the proposal to amend and restate the Charter, and the Company will not independently provide our shareholders with any such rights.

CAUTIONARY STATEMENT REGARDING
FORWARD LOOKING INFORMATION

This Information Statement and other reports that we file with the SEC contain certain forward-looking statements relating to our future financial performance or future events. Forward-looking statements give our current expectations and forecasts of future events. All statements other than statements of current or historical fact contained in this Information Statement, including statements regarding our future financial position, business strategy, budgets, projected costs and plans and objectives of management for future operations, are forward-looking statements. The words “ anticipate ,” “ believe ,” “ continue ,” “ estimate ,” “ expect ,” “ intend ,” “may ,” “plan ,” and similar expressions, as they relate to our business, or us are intended to identify forward-looking statements. These statements are based on our current plans, and our actual future activities and results of operations may be materially different from those set forth in the forward-looking statements. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from the statements made. Any or all of the forward-looking statements in this annual report may turn out to be inaccurate. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that it believes may affect its financial condition, results of operations, business strategy and financial needs. The forward-looking statements can be affected by inaccurate assumptions or by known or unknown risks, uncertainties and assumptions. We undertake no obligation to publicly revise these forward-looking statements to reflect events occurring after the date hereof. All subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained in this Information Statement.  For a detailed discussion of these and other risk factors, please refer to our filings with the SEC on Forms 10-K, 10-Q and 8-K. You can obtain copies of these reports and other filings for free at the SEC’s Web site at http://www.sec.gov or from commercial document retrieval services.

CORPORATE ACTIONS

PURPOSE AND EFFECT OF CHANGING THE COMPANY’S NAME
 AND OF AUTHORIZING A 1-FOR-26 REVERSE STOCK SPLIT

The Company's Board of Directors proposed to ask its stockholders to approve an amendment to the Company’s Certificate of Incorporation and the filing of said amendment with the Secretary of State of the State of Delaware to change the Company name from Sector 10, Inc. to First Diversified Equities, Inc. and to approve a reverse split of the par value $0.001 common stock on a 26:1 ratio (26 old shares for one new share).

Amendments to the Articles of Incorporation

Amendment to the Articles of Incorporation to Change the Company Name

The Certificate of Amendment provides that Article I, as it relates to the Company’s name, will be revised as follows:

The name of the corporation is First Diversified Equities, Inc.

Amendment to the Articles of Incorporation to Authorize the 1-for-26 Reverse Stock Split of the Company’s Outstanding Shares of Common Stock

The Certificate of Amendment provides that Article V, as it relates to the Reverse Stock Split, will be revised as follows:

On the effective date of this Certificate of Amendment, the Corporation shall effect a reverse split in its issued and outstanding shares of common stock so that the shares currently issued and outstanding shall be reverse split, or consolidated, on a 1-for-26 basis, and stockholders shall receive one share of the Corporation’s post-split Common Stock, $0.001 par value, for each twenty-six shares of common stock, $0.001 par value, held by them prior to the reverse split. No scrip or fractional shares will be issued in connection with the reverse split and any fractional interest will be rounded up to the nearest whole share. The reverse split will not result in any modification of the rights of stockholders, and will have no effect on the stockholders’ equity in the Corporation except for a transfer from stated capital to additional paid-in capital. All shares returned to the Corporation as a result of the reverse split will be canceled and returned to the status of authorized and unissued shares. Except as specifically provided herein, the Corporation’s Articles of Incorporation shall remain unmodified and shall continue in full force and effect.

Purpose of Amendments

The Company’s Board of Directors believes it advisable to amend the Company's Certificate of Incorporation to approve an amendment to the Company’s Certificate of Incorporation and the filing of said amendment with the Secretary of State of the State of Delaware to change the Company name from Sector 10, Inc. to First Diversified Equities, Inc. and to approve a reverse split of the par value $0.001 common stock.  As of the date hereof, there are 159,869,115 shares of common stock issued and outstanding.

By changing the Company name to First Diversified Equities, Inc., the Company hopes to clearly indicate to current and future shareholders that it is moving in a new direction.  The name reflects the Company’s new identity and scope, conveying a multi-faceted focus in diverse business areas.

The Board of Directors has approved an amendment to the Articles of Incorporation that would affect a reverse stock split of the outstanding common stock on the basis of one share for every twenty-six shares currently issued and outstanding.  Each twenty-six shares of common stock outstanding when the Certificate of Amendment is filed with the Delaware Secretary of State (the “Effective Date”) will be converted automatically into a single share of common stock. There will not be a change in the par value of the common stock of the Company. To avoid the existence of fractional shares of common stock, if a stockholder would otherwise be entitled to receive a fractional share, such stockholder will be entitled to receive an additional whole share. The reverse stock split will occur automatically on the Effective Date without any action on the part of stockholders and without regard to the date certificates representing shares of common stock are physically surrendered for new certificates.

Stockholders will hold the same percentage interest in the Company as they held prior to the reverse stock split, but their interest will be represented by one-twenty-sixth as many shares. For instance, if a stockholder presently owns 100 shares, after the reverse stock split they will own 4 shares (100 divided by 26 equals 3.85 shares, which will be equal to 4 whole shares, to avoid the existence of fractional shares).

Generally, a reduction in the number of outstanding shares of common stock caused by the reverse stock split is anticipated initially to increase the per share market price of the common stock, however, because some investors may view the reverse stock split negatively, there can be no assurance that the market price of the common stock will reflect proportionately the reverse stock split, that any particular price may be achieved, or that any price gain will be sustained in the future.

An increase in per share price of the Company’s common stock, which the Company expects as a consequence of the reverse stock split, may enhance the acceptability of the common stock to the financial community and the investing public and potentially broaden the investor pool from which the Company might be able to obtain additional financing.  Because of the trading volatility often associated with low-priced stocks, as a matter of policy, many institutional investors are prohibited from purchasing such stocks. For the same reason, brokers often discourage their customers from purchasing such stocks. To the extent that the per share price of the common stock increases as a result of the reverse stock split, some of these concerns may be ameliorated.

Additionally, because broker’s commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current per share price of the Company’s common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were higher. On the other hand, if the reverse stock split is implemented, the number of holders of fewer than 100 shares of common stock (“odd-lots”) may be increased.  Typically, brokerage fees charged on the transfer of odd lots are proportionately higher than those charged on the transfer of 100 or more shares of common stock (“round-lots”).

Potential Disadvantages to the Reverse Stock Split

Reduced Market Capitalization. Theoretically, the overall value of the Company will not change as a result of the reverse stock split so that reducing the number of shares outstanding by a factor of twenty-six would increase the per share price by a value of twenty-six.  However, a reverse stock split is often viewed negatively by the market and, consequently, can lead to a decrease in the overall market capitalization of the Company. As a result, there is no mathematical certainty as to the increase in the price per share that might be expected as result of the reverse stock split, and there can be no assurance that the per share price will increase proportionately to the reverse stock split. If the per share price increases by a factor less than the one-for-twenty-six reverse stock split, then the overall market capitalization of the Company will be reduced.

Increased Volatility. The reverse stock split will reduce our outstanding common stock to approximately 6,148,812 shares of common stock. Of this amount, approximately 1,808,462 shares will be held by officers, directors, and stockholders owning in excess of 10% of the outstanding common stock. This will result in approximately 4,340,350 shares being held in the public float. This reduced number of shares could result in decreased liquidity in the trading market and potential mismatches between supply and demand in the market for the common stock at any given time, which could result in changes in the trading price unrelated to the activities or prospects of the Company.

Increased Transaction Costs. As a result of the reverse stock split, the number of shares held by each individual stockholder will be reduced to one twenty-sixth of the number previously held. This will increase the number of stockholders who hold less than a “round lot,” or 100 shares.  Typically, the transaction costs to stockholders selling “odd lots” are higher on a per share basis. Consequently, the reverse stock split could increase the transaction costs to existing stockholders in the event they wish to sell all or a portion of their position.

Procedure for Exchange of Stock Certificates

The Company anticipates that the reverse stock split will become effective on April 14, 2011 which is approximately 21 calendar days after this Information Statement is first mailed to our stockholders, or as soon thereafter as is practicable, which we will refer to as the Effective Date.  Beginning on the Effective Date, each certificate representing pre-reverse split shares will be deemed for all corporate purposes to evidence ownership of post-reverse split shares.  Holders of pre-reverse split shares are asked to surrender certificates representing pre-reverse split shares to our transfer agent OTC Stock Transfer in exchange for certificates representing post-reverse split shares in accordance with the procedures set forth in a letter of transmittal to be provided to each stockholder following the Effective Date. No new certificates will be issued to a stockholder until that stockholder has surrendered the stockholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal.

You should not send your old stock certificates now.  You should send them only after you receive the letter of transmittal from our transfer agent.

Federal Income Tax Considerations

Neither the Company nor its stockholders should recognize any gain or loss for federal income tax purposes as a result of the reverse stock split. This conclusion is based on the provisions of the Internal Revenue Code of 1986 (the “Code”), existing and proposed regulations thereunder, legislative history, judicial decisions, and current administrative rulings and practices, all in effect on the date hereof. Any of these authorities could be repealed, overruled, or modified at any time. Any such change could be retroactive and, accordingly, could cause the tax consequences to vary substantially from the consequences described herein. No ruling from the Internal Revenue Service (the “IRS”) with respect to the matters discussed herein has been requested, and there is no assurance that the IRS would agree with the conclusions set forth in this discussion. Accordingly, you should consult with your tax advisor.

This discussion may not address certain federal income tax consequences that may be relevant to particular stockholders in light of their personal circumstances (such as persons subject to the alternative minimum tax) or to certain types of stockholders (such as dealers in securities, insurance companies, foreign individuals and entities, financial institutions, and tax-exempt entities) who may be subject to special treatment under the federal income tax laws. This discussion also does not address any tax consequences under state, local, or foreign laws.

You are urged to consult your tax adviser as to the particular tax consequences to you of the reverse stock split, including the applicability of any state, local, or foreign tax laws, changes in applicable tax laws, and any pending or proposed legislation.

Directors and Executive Officers

Name	Age	Currently Position with LFBG
Charles Camorata	58	Chief Executive Officer, President and Member of the Board of Directors
Karen Aalders	60	Secretary, Treasurer and Member of the Board of Directors

Business Experience

Charles Camorata, CEO, President and Member of the Board of Directors

Prior to his current position, Mr. Camorata was the President and a director of Skreem Studios Inc. from 2007 to present.  Mr. Camorata was the Vice President and a producer for Skreem Entertainment Corporation from 2000-2007 where he developed new musical groups and prepared them for recording careers by providing vocal and dance training, as well as producing their first commercially released records.  His duties included running all operations needed to produce, record, and release music as well as set up the studio operations.  He also had oversight of the filing of all publishing of songs in the corporate catalog.

Karen Aalders, Secretary, Treasurer and Member of the Board of Directors

Ms. Aalders has over fifteen years of financial reporting experience with private and publicly listed companies. She served as Secretary, Treasurer and a director of Skreem Studios Inc. from 2007 to present.  Her responsibilities serving as Secretary, Treasurer and a Board Member have included all financial aspects of companies’ daily activities, communicating with accountants and auditors to make sure that all filings and regulations were complied with, and preparing financial presentations for investment banking groups.  Ms. Aalders has also served in a financial control position for start-up firms, taking them through the formation stage, pre and post funding, public offering, filing, listing and trading.  She has handled the financial analysis of, and reporting on, merger and acquisitions from initial interest through successful conclusion.  These companies have included those in the fields of media, gaming, manufacturing and retail, located in the United States, Hong Kong, Korea, China and Europe.

Significant Employees

No significant employees aside from the above-mentioned Officers and Directors.

Family Relationships

No family relationships exist between the above-mentioned Officers and Directors.

Security Ownership of Certain Beneficial Owners and Management

The following list sets forth certain information, as of the date of this Information Statement, with respect to any person (including any “group,” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) who is known to us to be the beneficial owner of more than (5%) of any class of our voting securities,  and as to those shares of our equity securities beneficially owned by each of our directors, our executive officers and all of our directors and executive officers and all of our directors and executive officers as a group.  The information is provided by the Company’s stock transfer agent, the directors and officers of the company, and  is based on a review of statements filed, with the SEC pursuant to Sections 13 (d), 13 (f), and 13 (g) of the Exchange Act with respect to our common stock. The number of shares of common stock beneficially owned by each person is determined under the rules of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which such person has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within sixty (60) days after the date hereof, through the exercise of any stock option, warrant or other right. Unless otherwise indicated, each person has sole investment and voting power (or shares such power with his or her spouse) with respect to the shares set forth in the following table. The inclusion herein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares.

Name and Address of Beneficial Owner	Class of Voting Stock	Number of Shares of Voting Stock Beneficially Owned	Percentage of Class1

Sector 10 Holdings, Inc. 14553 South 790 West Bluffdale, UT 84605	Common Stock	30,000,000	18.8%

Jeffrey Martin2 11637 Orpington St. Orlando, FL 32817	Common Stock	15,000,000	9.4%

Officers & Directors

Karen Aalders 12472 Lake Underhill Rd. #411 Orlando, FL 32828	Common Stock	2,000,000	1.3%

Charles Camorata 1931 Central Park Orlando, FL 32807	Common Stock	20,000	<.1%

Officers & Directors as a group (2 persons)	Common Stock	2,020,000	1.3%
_________________
1 Based on 159,869,115  shares of common stock issued and outstanding as of the date of this Information Statement

2 Jeffrey Martin owns or controls an aggregate of 15,000,000 shares of common stock and voted in his capacity as President of Forbes Investment Limited, JT Investments and AmPac Investments Inc. and also in his capacity as Custodian for Laurin Martin, UTMA and Jeffrey Martin, UTMA.

Certain Relationships and Related Party Transactions

We have not entered into any arrangements which are considered transactions with related persons.

Section 16(A) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors, and persons who beneficially own more than 10% of a registered class of our equity securities to file with the Securities and Exchange Commission initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of our common shares and other equity securities, on Forms 3, 4 and 5 respectively. Executive officers, directors and greater than 10% shareholders are required by the Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) reports they file. Based on our review of the copies of such forms received by us, and to the best of our knowledge, all executive officers, directors and greater than 10% shareholders filed the required reports in a timely manner.

Our Current Executive Officer Compensation

Charles Camorata will be paid $5,000.00 per month, once the Company becomes profitable.

Karen Aalders will be paid $5,000.00 per month, once the Company becomes profitable.

Compensation Committee

We have not yet designated a Compensation Committee. All compensation matters will be approved by the full Board. None of our executive officers served on the compensation committee (or equivalent), or the Board, of another entity whose executive officer(s) served on our Board.

AVAILABLE INFORMATION

For more detailed information regarding the Company, including financial statements, you may refer to our most recent Form 10-K for the period ended March 31, 2010 and as well as our recent quarterly and periodic filings with the Securities and Exchange Commission (“SEC)” which we file from time to time. This information may be found free of charge on the SEC’s EDGAR database at http://www.sec.gov or by contacting the Company.

CONCLUSION

As a matter of regulatory compliance, we are sending you this Information Statement which describes the purpose and effect of the actions and Amendment. Your consent to the actions and Amendment is not required and is not being solicited in connection with this action. This Information Statement is intended to provide our stockholders information required by the rules and regulations of the Securities Exchange Act of 1934, as amended.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ATTACHED MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT. THE DATE OF THIS INFORMATION STATEMENT IS FEBRUARY 22, 2011. WE HAVE NOT AUTHORIZED ANYONE TO GIVE ANY INFORMATION DIFFERENT FROM THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT IS ACCURATE AS OF ANY LATER DATE THAN THE DATE OF THE INFORMATION STATEMENT, AND THE MAILING OF THIS INFORMATION STATEMENT TO STOCKHOLDERS WILL NOT CREATE ANY IMPLICATION TO THE CONTRARY.

By Order of the Board of Directors,

/s/
Aventura, FL March 14, 2011	Charles Camorata President, CEO and Member of the Board